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                                                                   EXHIBIT 10.16

                           SECOND CONSULTANT AGREEMENT



This Agreement, made and entered into as of the 1st day of April 2003, effective January 1, 2004, until December 31, 2004, by and between Mitcham Industries, Inc. (Company) and William J. Sheppard (Consultant).

WITNESSETH:

WHEREAS, Company has the need for the services of a consultant experienced in certain aspects of logistics of moving leased equipment in the foreign operations of the Company's business;

WHEREAS, Consultant has such experience and is willing to perform such services for Company in the areas of his competence;

Now, therefore, the parties agree as follows:

         1. Consultant agrees to exert its best efforts on projects and tasks mutually agreed to by Consultant and Company. Consultant's performance thereof shall be to the satisfaction of Company's designated representative.

         2. In consideration of such efforts, Company agrees to pay Consultant at the rates indicated in the work schedule set forth in the Attachment to the Agreement between William J. Sheppard and Company.

         3. Consultant agrees that whatever knowledge and information is learned during the term hereof and incident to the efforts on behalf of Company is proprietary and confidential as to Company, and Consultant will not, without the written consent of Company, disclose any of said knowledge or information until such information may become public.

         4. The parties understand and agree that Consultant is an independent contractor and not an agent or employee of Company nor is any agency relationship hereby created.

         5. Consultant shall comply with all plant rules and regulations whenever an assignment requires his presence at a plant or other facility owned or operated by Company or one of its subsidiaries or affiliates, vendors or customers.

         6. Consultant agrees to comply with Company's policy of drug/alcohol free work environment, and will submit to a drug test at any time requested by Company or one of its subsidiaries or affiliates. Consultant understands that failure to comply therewith will be cause for immediate termination of this Agreement and removal from any plant or other facility owned or operated by Company or one of its subsidiaries or affiliates.



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         7.       Consultant agrees that he will not purport to bind the Company to any agreement or obligation.

         8. COPYRIGHT. All materials, reports, or other documents produced in whole or in part under this Agreement shall be the property of Company and shall not be the subject of an application for copyright by or on behalf of Consultant without the prior written consent of Company.

         9. INDEPENDENT CONTRACTOR. The Consultant understands and acknowledges that as an independent contractor, no employer - employee relationship is hereby created.

         10. All notices required or permitted by the terms hereof shall be sent to the following address:

                  Consultant:                Company Representative:
                  William J. Sheppard        Mitcham Industries, Inc.
                  3786 Spring Road           44000 Highway 75 South
                  Huntsville, Texas 77340    P.O. Box 1175
                                             Huntsville, Texas 77342-1175

         11. TAXES and CONTRIBUTIONS. Consultant assumes full responsibility for and agrees to pay all contributions and taxes payable under federal and state social security laws, unemployment compensation laws and income tax laws as to all of his employees engaged in the performance of work hereunder, and to pay any and all valid sales or use taxes levied on supplies, materials, equipment, and services performed by Consultant hereunder. Consultant further agrees to indemnify Company from any tax, interest, or penalty which Company may be required by law to pay on account of its failure to withhold any amounts from payments made to Consultant or, on account of Consultant's or failure to comply with federal or state law or the rules and regulations of administrative officials or boards charged with the enforcement of the federal and state acts referred to above.

         12. Consultant shall not assign this Agreement or subcontract any of the work hereunder without first obtaining Company's written consent.



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         13.      This Agreement will be construed according to the law of the
                  State of Texas except for the conflicts of law jurisprudence of the State of Texas.

         14. Nothing contained herein shall preclude Consultant from accepting any other employment or consulting positions during the term of this Agreement, it being the parties intention that regardless of Consultant's other employment Consultant will be entitled to the compensation contemplated herein. Company agrees that it will accommodate Consultant's schedule for tasks assigned to Consultant under this agreement.



CONSULTANT                                   MITCHAM INDUSTRIES, INC.


/s/ William J. Sheppard                      /s/ Billy F. Mitcham, Jr.
------------------------------               -----------------------------------
William J. Sheppard                          Billy F. Mitcham, Jr., President
                                             and CEO
Date: April 4, 2003                          Date: April 1, 2003
      ------------------------                     -----------------------------


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